EXHIBIT 99


UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 11-K

FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE,
SAVINGS AND SIMILAR PLANS PURSUANT TO SECTION 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One)
[X]  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934
     For the fiscal year ended December 31, 1996

                        OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 15(d) OF
     THE SECURITIES EXCHANGE ACT OF 1934
     For the transition period from _________ to  ___________


           Commission File Number 1-1059

          CROWN CENTRAL EMPLOYEES SAVINGS PLAN
                     (Title of Plan)

             CROWN CENTRAL PETROLEUM CORPORATION
                One North Charles Street
               Baltimore, Maryland  21201
(Name and address of principal executive offices of issuer of the securities)

                          AUDITED FINANCIAL STATEMENTS
                          AND SCHEDULES

                          Crown Central Employees
                          Savings Plan


                          Years ended December 31, 1996 and 1995
                          with Report of Independent Auditors

Disk to Kate Hill 5/5/97

                      Crown Central Employees Savings Plan

                          Audited Financial Statements
                                  and Schedules


                     Years ended December 31, 1996 and 1995



                                    Contents



Report of Independent Auditors                           1

Audited Financial Statements

Statements of Net Assets Available for Benefits          2
Statements of Changes in Net Assets Available for Benefits  3
Notes to Financial Statements                            4

Department of Labor Schedules

Item 27a--Schedule of Assets Held for Investment Purposes12
Item 27d--Schedule of Reportable Transactions           13

                         Report of Independent Auditors

Crown Central Employees Savings Plan
Baltimore, Maryland

We have audited the accompanying statements of net assets available for benefits of the Crown Central Employees Savings Plan as of December 31, 1996 and 1995, and the related statements of changes in net assets available for benefits for each of the three years then ended December 31, 1996. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Crown Central Employees Savings Plan at December 31, 1996 and 1995, and the changes in its net assets available for benefits for each of the three years then ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of December 31, 1996 and reportable transactions for the year then ended, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. These supplemental schedules have been subjected to the auditing procedures applied in our audit of the 1996 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1996 financial statements taken as a whole.


                              (s) Ernst & Young LLP

June 10, 1997
Baltimore, Maryland

                      Crown Central Employees Savings Plan

                 Statements of Net Assets Available for Benefits



                                           December 31
                                         1996       1995
Assets
Investments, at fair value:
U.S. Savings Bonds--Series E and EE    $ 951,676    $1,187,9
                                                21
Crown Central Petroleum Corporation
Class A and Class B Common Stock     4,797,485    5,981,252
T. Rowe Price Funds:
International Stock Fund             3,106,586    2,641,902
U.S. Treasury Money Fund             14,509,462   15,568,033
U.S. Treasury Intermediate Bond Fund 1,677,754    1,991,381
Equity Income Fund                   18,228,829   14,331,732
Spectrum Income Fund                 4,281,539    3,716,669
Spectrum Growth Fund                 7,619,897    5,937,811
Stable Value Fund                    44,612       -
New Horizons Fund                    329,058      -
Mid Cap Growth Fund                  606,600      -
Participant loans                    2,001,985    2,224,628
Total investments                    58,155,483   53,581,329
Contributions receivable             340,302      487,289
Interest and dividends receivable    11,860       14,734
Cash                                 34,353       7,275
Net assets available for benefits     $58,541,9    $54,090,
                                    98           627


See accompanying notes.

[CAPTION]

                      Crown Central Employees Savings Plan

           Statements of Changes in Net Assets Available for Benefits



                                           Year ended December 31
                                        1996         1995        1994
Net investment income:
Interest                               $ 928,642    $1,200,592   $1,126,368
Dividends                            2,212,258     1,584,453    1,430,974
Net investment income                3,140,900     2,785,045    2,557,342
Contributions                        4,145,580     5,145,388    5,494,168
Total additions                      7,286,480     7,930,433    8,051,510

Withdrawals                          (4,922,304)   (2,849,418)  (3,136,658)

Net realized gain on sale of         601,210       123,958      50,654
investments
Net unrealized appreciation
(depreciation) in aggregate fair    1,485,985     4,651,686    (1,974,551)
value of investments
Net increase in net assets available 4,451,371     9,856,659    2,990,955
for benefits
Net assets available for benefits at
beginning of year                   54,090,627    44,233,968   41,243,013
Net assets available for benefits at   $58,541,998  $54,090,         $
end of year                                      627          44,233,968


See accompanying notes.


                      Crown Central Employees Savings Plan

                          Notes to Financial Statements



1. Summary of Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the period. Actual results could differ from those estimates.

Investments

Investments in Crown Central Petroleum Corporation Class A and Class B Common Stock are reported at fair value, based on published market prices. U.S. Savings Bonds and T. Rowe Price Funds are reported at current redemption value. Participant loans represent the outstanding principal balances of the loans and are valued at cost, which approximates current value.

The change in the difference between cost and market value is reflected in the statements of changes in net assets available for benefits as unrealized appreciation (depreciation) in the aggregate fair value of investments. The realized gain or loss on investments is the difference between the proceeds and the specific cost of the investments.

Benefit Payments

Benefits are recorded when paid.

Reclassifications

Prior year balances were reclassified to conform to current year presentation.

2. Plan Description

The Crown Central Employees Savings Plan (the "Plan") was adopted on January 1, 1955 by Crown Central Petroleum Corporation (the "Corporation"). The participating companies ("participating companies") in the Plan are Crown Central Petroleum Corporation, La Gloria Oil & Gas Company, McMurrey Pipeline Company, Crown Central Pipe Line Company, Crown-Rancho Pipe Line Corporation and Coronet Security Systems, Inc., including service station and convenience store employees. The purpose of the Plan is to encourage employees to save regularly and to provide additional funds upon retirement. An employee is eligible to participate in the Plan upon attaining 21 years of age and having completed one year of service with at least 1,000 hours worked.

                      Crown Central Employees Savings Plan

2. Plan Description (continued)

Employees contribute to the Plan through payroll deduction, up to a maximum of 12% of their base pay. The Corporation's contribution for all participating companies is equal to 50% of the employees' contributions up to a maximum of 8% (7% during first five years of service) of their base pay. Contributions to the Plan are invested in the available investment options in accordance with the participants' election. A terminating member of the Plan is paid the current value of their contributions to the Plan reduced by any outstanding loan balances, but unless the member is fully vested, as defined, they must forfeit the current value of the employer's contribution to their account. In accordance with the terms of the Plan, such forfeitures are applied to reduce future contributions required of the employer.

At December 31, 1996, the available investment options offered were Crown Class B Common Stock, T. Rowe Price U.S. Treasury Money Fund, T. Rowe Price Equity Income Fund, T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Stable Value Fund,
T. Rowe Price New Horizons Fund, and T. Rowe Price Mid Cap Growth Fund. Those investments in Crown Class A Common Stock, U.S. Savings Bonds, and T. Rowe Price U.S. Treasury Intermediate Bond Fund remain in the Plan as frozen options which can be liquidated at the participant's discretion.

Participants have the option to borrow from the vested portion of their account. The maximum loan permitted is the lesser of (1) $50,000 or (2) 50% of the nonforfeitable value of the account determined on the most recent valuation available to the Administrator prior to the date of the loan, as adjusted for distributions or contributions. The minimum loan permitted is $1,000. The term of each loan shall be for a minimum of one year and a maximum of five years and shall bear interest equal to the prime rate on the last day of the prior month in which the loan request is signed.

The participating companies have the right to terminate the Plan at any time. In the event of termination of the Plan, the individual participants, beneficiaries or legal representatives of deceased participants are to be paid, at their option, the balance in their accounts including non-vested employer contributions, reduced by any outstanding loan balances, in cash or in kind.

All costs and expenses incurred in connection with the administration of the Plan are paid by the participating companies.

Information about the Plan Agreement is contained in the pamphlets Summary Plan Description and Prospectus and Description of Available Investments. Copies of these pamphlets are available from the Corporation's Human Resources Department.

                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)



3. Investments

The fair value of individual investments that represent 5% or more of the Plan's net assets available for benefits is as follows:

                                             December 31
                                            1996       1995
Crown   Central  Petroleum  Corporation
Class A                                $3,051,988   $4,181,2
 Common Stock                                      04

T. Rowe Price Funds:
U.S. Treasury Money Fund               14,509,462   15,568,033
Equity Income Fund                     18,228,829   14,331,732
Spectrum Income Fund                   4,281,539    3,716,669
Spectrum Growth Fund                   7,619,897    5,937,811
International Stock Fund               3,106,586    -

4. Employee and Company Contributions

Employee and Company contributions made to the Plan for the years ended December
31 were as follows:

             1996                  1995                   1994
      Employee   Company    Employee   Company     Employee   Company
   $2,914,612   $1,230,96   $3,605,7  $1,539,6    $3,898,664 $1,595,504
                8              44        44


5. Federal Income Taxes

TThe Internal Revenue Service has ruleddetermined and informed the Corporation, that the Plan as amended isis qualified and the the trust established under the Plan is tax-exempt from Federal income tax, under the appropriate sections of the Internal Revenue Code (IRC). Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Pension Administrative Committee is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status.The Plan has been amended since receiving the determination letter. In 1996, the Plan filed with the IRS a request for a new determination of the Plan, incorporating all amendments since the prior determination, and has received acknowledgment from the IRS that the Plan is currently being reviewed. The Plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, they believe that the Plan was qualified and the related trust was tax-exempt as of the financial statement date.

                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 6. Statement of Net Assets Available for Benefits With Fund Information




                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 7. Statement of Changes in Net Assets Available for Benefits With Fund Information


                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 7. Statement of Changes in Net Assets Available for Benefits With Fund Information

                       Crown Central Employee Savings Plan

                    Notes to Financial Statements (continued)


Note 6. Statement of Net Assets Available for Benefits With Fund Information

                                      December 31, 1996
                                    T. Rowe T. Rowe
                                    Price   Price    T. Rowe  T. Rowe  T. Rowe
                                    U.S.     U.S.    Price    Price    Price
                                    Treasu  Treasur  Equity   Spectru  Spectr
                                    ry      y                 m        um
                                    Money   Interme  Income   Growth   Income
                    Crown   Saving          diate
                            s
                                    Fund    Bond Fu   Fund     Fund    Fund
                    Stock   Bonds           nd
Assets
Investments, at     $ 4,79  $   951,676$14,509 $ 1,677  $18,228, $ 7,619  $ 4,281
fair value          7,485           ,462    ,754     829      ,897     ,539
Contributions       28,036          55,568           104,251  55,303   55,377
receivable
Interest and
dividends
receivable
Cash                                34,353
Net assets          $ 4,82  $   951,676$14,59  $ 1,677  $18,333, $ 7,675  $ 4,336
available for       5,521           9,383   ,754     080      ,200     ,916
benefits



                                      December 31, 1996
                    T. Row
                    e
                    Price           T. Rowe T. Rowe
                            T.
                            Rowe
                    Intern          Price   Price
                    at-     Price
                                    New     Mid Cap
                    ional   Stable
                                    Horizo  Growth    Loan
                    Stock   Value   ns
                                    Fund     Fund     Fund    Total
                    Fund    Fund
Assets
Investments, at     $ 3,10  $     44,612$     3 $   606  $ 2,001, $58,155
fair value          6,586           29,058  ,600     985      ,483
Contributions       25,226     496   6,284   9,761            340,302
receivable
Interest and                                          11,860  11,860
dividends
receivable
Cash                                                          34,353
Net assets          $ 3,13  $     45,108$335,3  $   616  $ 2,013, $58,541
available for       1,812           42      ,361     845      ,998
benefits



                                      December 31, 1995
                                    T. Rowe T. Rowe
                                    Price   Price    T. Rowe  T. Rowe  T. Rowe
                                    U.S.     U.S.    Price    Price    Price
                                    Treasu  Treasur  Equity   Spectru  Spectr
                                    ry      y                 m        um
                                    Money   Interme  Income   Growth   Income
                    Crown   Saving          diate
                            s
                                    Fund    Bond Fu   Fund     Fund    Fund
                    Stock   Bonds           nd
Assets
Investments, at     $ 5,98  $ 1,187,921$15,568 $ 1,991  $14,331, $ 5,937  $ 3,716
fair value          1,252           ,033    ,381     732      ,811     ,669
Contributions       64,271          87,676           144,789  70,611   85,336
receivable
Interest and
dividends
receivable
Cash                                 7,275
Net assets          $ 6,04  $ 1,187,921$15,66  $ 1,991  $14,476, $ 6,008  $ 3,802
available for       5,523           2,984   ,381     521      ,422     ,005
benefits



                                      December 31, 1995
                    T. Row
                    e
                    Price           T. Rowe T. Rowe
                            T.
                            Rowe
                    Intern          Price   Price
                    at-     Price
                                    New     Mid Cap
                    ional   Stable
                                    Horizo  Growth    Loan
                    Stock   Value   ns
                                    Fund     Fund     Fund    Total
                    Fund    Fund
Assets
Investments, at     $ 2,64                           $ 2,224, $53,581
fair value          1,902                            628      ,329
Contributions       34,606                                    487,289
receivable
Interest and                                          14,734  14,734
dividends
receivable
Cash                                                           7,275
Net assets          $ 2,76                           $ 2,239, $54,090
available for       ,508                             362      ,627
benefits



                       Crown Central Employee Savings Plan

                    Notes to Financial Statements (continued)


Note 7.  Statement of Changes in Net Assets Available for Benefits With Fund
Information

                                 Year Ended December 31, 1996
                                    T. Rowe T. Rowe
                                    Price   Price    T. Rowe  T. Rowe  T. Rowe
                                    U.S.     U.S.    Price    Price    Price
                                    Treasu  Treasur  Equity   Spectru  Spectr
                                    ry      y                 m        um
                                    Money   Interme  Income   Growth   Income
                    Crown   Saving          diate
                            s
                                    Fund    Bond Fu   Fund     Fund    Fund
                    Stock   Bonds           nd
Net investment
income:
  Interest                  $   80  $  700
                            ,861    ,650
  Dividends                                 $  111,  $ 1,136  $ 523,   $312,7
                                            837      ,181     829      11
Net investment              80,861  700,650 111,837  1,136,1  523,82   312,711
income                                               81       9
Contributions       $  369          718,600          1,272,1  664,70   744,457
                    ,691                             52       6
Total Additions     369,69  80,861  1,419,  111,837  2,408,3  1,188,   1,057,
                    1               250              33       535      168

Withdrawals         (448,6  (2,888) (2,248  (91,179  (724,03  (493,1   (248,2
                    13  )           ,705)   )        5    )   90  )    34  )

Net realized gain
(loss) on
sale of             2,147                   (8,858   362,448  166,81   12,934
investments                                 )                 8

Net unrealized
(depreciation)
appreciation in
fair value of
investments         (804,8                  (65,189  1,527,4  568,54   (24,177
                    15  )                   )        04       2        )

Interfund           (338,4  (314,2  (234,1  (260,23  282,409  236,07   (262,7
transfers           12  )   18)     46  )   8    )            3        80  )

Net (decrease)      (1,220  (236,2  (1,063  (313,62  3,856,5  1,666,   534,911
increase            ,002)   45  )   ,601)   7    )   59       778

Net assets
available for
benefits
at beginning of     6,045,  1,187,  15,662  1,991,3  14,476,  6,008,   3,802,
year                523     921     ,984    81       521      422      005

Net assets
available for
benefits
at end of year      $4,825  $  951  $14,59  $1,677,  $18,333  $7,675   $4,336
                    ,521    ,676    9,383   574      ,080     ,200     ,916



                                 Year Ended December 31, 1996
                    T. Row
                    e
                    Price   T. Row  T. Rowe T. Rowe
                            e
                    Intern          Price   Price
                    at-     Price
                                    New     Mid Cap
                    ional   Stable
                                    Horizo  Growth    Loan
                    Stock   Value   ns
                                    Fund     Fund     Fund    Total
                    Fund    Fund
Net investment
income:
  Interest                                           $   147  $     92
                                                     ,131     8,642
  Dividends         $   80  $       $   30  $   16,           2,212,25
                    ,594    413     ,037    656               8
Net investment      80,594    413   30,037  16,656   147,131  3,140,90
income                                                        0
Contributions       318,19  1,743   23,059  32,976            4,145,58
                    6                                         0
Total Additions     398,79  2,156   53,096  49,632   147,131  7,286,48
                    0                                         0

Withdrawals         (256,8    (31)    (31)     (63   (408,53  (4,922,3
                    03  )                   )        2    )   04    )

Net realized gain
(loss) on
sale of             65,649             63        9            601,210
investments

Net unrealized
(depreciation)
appreciation in
fair value of
investments         290,56          (23,376 17,036            1,485,98
                    0               )                         5

Interfund           (42,89  42,983  305,590 549,747  35,884
transfers           2   )

Net (decrease)      455,30  45,108  335,342 616,361  (225,51  4,451,37
increase            4                                7    )   1

Net assets
available for
benefits
at beginning of     2,676,                           2,239,3  54,090,6
year                508                              62       27

Net assets
available for
benefits
at end of year      $3,131  $   45  $  335  $  616,  $2,013,  $ 58,541
                    ,812    ,108    ,342    361      845      ,998



                       Crown Central Employee Savings Plan

                    Notes to Financial Statements (continued)


Note 7.  Statement of Changes in Net Assets Available for Benefits With Fund
Information

                                 Year Ended December 31, 1995
                                    T. Rowe  T. Rowe
                                    Price    Price    T. Rowe T. Rowe  T. Rowe
                                    U.S.     U.S.     Price   Price    Price
                                    Treasu   Treasu   Equity  Spectru  Spectr
                                    ry       ry               m        um
                                    Money    Interm   Income  Growth   Income
                    Crown   Saving           ediate
                            s
                                    Fund     Bond F   Fund     Fund    Fund
                    Stock   Bonds            und
Net investment
income:
  Interest                  $   54  $  625
                            ,142    ,577
  Dividends         $  2,7                   $  124   $  768  $ 399,   $  209
                    04                       ,458     ,734    438      ,263
Net investment      2,704   54,142  625,577  124,458  768,734 399,43   209,263
income                                                        8
Contributions       652,65          918,937           1,492,  717,16   940,768
                    0                                 909     7
Total Additions     655,35  54,142  1,544,   124,458  2,261,  1,116,   1,150,
                    4               514               643     605      031

Withdrawals         (245,4  (7,057) (1,065   (146,3   (628,2  (195,5   (162,1
                    61  )           ,605)    24  )    56  )   53  )    46  )

Net realized gain
(loss) on
sale of             (4,412                   (9,913)  163,763 38,374   (3,637)
investments         )

Net unrealized
(depreciation)
appreciation in
fair value of
investments         872,89                   179,645  2,326,  769,67   293,329
                    9                                 178     9

Interfund           184,36  (81,05  4,923,   (163,2   1,160,  482,33   234,749
transfers           9       8   )   451      27  )    938     9

Net (decrease)      1,462,  (33,97  5,402,   (15,361  5,284,  2,211,   1,512,
increase            749     3   )   360      )        266     444      326

Net assets
available for
benefits
at beginning of     4,582,  1,221,  10,260   2,006,   9,192,  3,796,   2,289,
year                774     894     ,624     742      255     978      679

Net assets
available for
benefits
at end of year      $6,045  $1,187  $15,66   $1,991   $14,47  $6,008   $3,802
                    ,523    ,921    2,984    ,381     6,521   ,422     ,005



                                 Year Ended December 31, 1995
                    T. Row
                    e
                    Price
                    Intern
                    at-     Guarant
                            eed

                    ional   Fixed
                                      Loan
                    Stock   Income
                                      Fund    Total
                    Fund    Funds
Net investment
income:
  Interest                  $  387   $  133  $1,200,5
                            ,054     ,819    92
  Dividends         $   79                   1,584,453
                    ,856
Net investment      79,856  387,054  133,819 2,785,045
income
Contributions       422,95                   5,145,388
                    7
Total Additions     502,81  387,054  133,819 7,930,433
                    3

Withdrawals         (66,49  (197,7   (134,8  (2,849,4
                    8   )   02  )    16   )  18    )

Net realized gain
(loss) on
sale of             (60,21                   132,958
investments         7   )

Net unrealized
(depreciation)
appreciation in
fair value of
investments         209,95                   4,651,686
                    6

Interfund           (352,1  (6,456   67,077
transfers           66  )   ,472)

Net (decrease)      233,88  (6,267   66,080  9,856,659
increase            8       ,120)

Net assets
available for
benefits
at beginning of     2,442,  6,267,   2,173,  44,233,9
year                620     120      282     68

Net assets
available for
benefits
at end of year      $2,676  $        $ 2,23  $  54,09
                    ,508             9,362   0,627


                       Crown Central Employee Savings Plan

                    Notes to Financial Statements (continued)


Note 7.  Statement of Changes in Net Assets Available for Benefits With Fund
Information

                                 Year Ended December 31, 1994
                                    T. Rowe  T. Rowe
                                    Price    Price    T. Rowe T. Rowe  T. Rowe
                                    U.S.     U.S.     Price   Price    Price
                                    Treasu   Treasu   Equity  Spectru  Spectr
                                    ry       ry               m        um
                                    Money    Interm   Income  Growth   Income
                    Crown   Saving           ediate
                            s
                                    Fund     Bond F   Fund     Fund    Fund
                    Stock   Bonds            und
Net investment
income:
  Interest                  $   98  $  352
                            ,972    ,115
  Dividends                                  $  152   $  720  $ 278,   $  131
                                             ,537     ,487    867      ,946
Net investment              98,972  352,115  152,537  720,487 278,86   131,946
income                                                        7
Contributions       $  711          964,115           1,569,  726,48   1,074,
                    ,552                              823     8        056
Total Additions     711,55  98,972  1,316,   152,537  2,290,  1,005,   1,206,
                    2               230               310     355      002

Withdrawals         (307,5  (15,06  (1,286   (227,6   (515,5  (188,5   (90,222
                    20  )   2   )   ,487)    86  )    02  )   70  )    )

Net realized gain
(loss) on
sale of             54,595                   (31,754  31,806  13,841   (17,070
investments                                  )                         )

Net unrealized
(depreciation)
appreciation in
fair value of
investments         (813,1                   (177,0   (393,6  (255,7   (138,1
                    67  )                    75  )    24  )   24  )    04  )

Interfund           (465,0  (77,81  (516,5   (881,5   185,907 584,41   211,684
transfers           38  )   1   )   70  )    06  )            9

Net (decrease)      (819,5  6,099   (486,8   (1,165   1,598,  1,159,   1,172,
increase            78  )           27  )    ,484)    897     321      290

Net assets
available for
benefits
at beginning of     5,402,  1,215,  10,747   3,172,   7,593,  2,637,   1,117,
year                352     795     ,451     226      358     657      389

Net assets
available for
benefits
at end of year      $4,582  $1,221  $10,26   $2,006    $9,19  $3,796   $2,289
                    ,774    ,894    0,624    ,7442    2,255   ,978     ,679



                                 Year Ended December 31, 1994
                    T. Row
                    e
                    Price
                    Intern
                    at-     Guarant
                            eed

                    ional   Fixed
                                      Loan
                    Stock   Income
                                      Fund    Total
                    Fund    Funds
Net investment
income:
  Interest                  $  545   $  129  $1,126,3
                            ,637     ,644    68
  Dividends         $   14                   1,430,74
                    7,137
Net investment      147,13  545,637  129,644 2,557,342
income              7
Contributions       448,13                   5,494,168
                    4
Total Additions     595,27  545,637  129,644 8,051,510
                    1

Withdrawals         (70,16  (334,1   (101,3  (3,136,6
                    6   )   34  )    09   )  58    )

Net realized gain
(loss) on
sale of              (764                     50,654
investments         )

Net unrealized
(depreciation)
appreciation in
fair value of
investments         (196,8                   (1,974,5
                    57  )                    51    )

Interfund           1,222,  (201,5   (61,904
transfers           414     95  )    )

Net (decrease)      1,549,  9,908    (33,569 2,990,955
increase            898              )

Net assets
available for
benefits
at beginning of     892,72  6,257,   2,206,  41,243,0
year                2       212      851     13

Net assets
available for
benefits
at end of year      $2,442  $6,267   $ 2,17  $  44,23
                    ,620    ,120     3,282   3,968


                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)



8.   Reconciliation to Form 5500

Total investments income, as reported on lines 32 b (1) through (10) of Form 5500, is reported as net investment income, net realized gains (losses) on investments and net unrealized appreciation (depreciation) in aggregate fair value of investments on the financial statements.The following differences were noted in comparing the Form 5500 for the year ended December 31, 1996 to the accompanying financial statement:

                          Department of Labor Schedules

                      Crown Central Employees Savings Plan

            Item 27a--Schedule of Assets Held for Investment Purposes

                                December 31, 1996



                         Description of
 Identity of Issue,   Investment Including               Current
      Borrower,        Maturity Date, Rate     Cost       Value
  Lessor or Similar    of Interest, Par or
        Party            Maturity Value

United States Savings
Bonds-- Series E and  Various maturities      $ 572,856 $951,676
EE

Crown Central          246,625 shares of
Petroleum Corporation  Class A and 145,458    $7,517,045$4,797,4
Common Stock           shares of Class B                85

T. Rowe Price Funds:
U.S. Treasury Money   14,509,462 shares       $14,509,462$14,509,
Fund                                                    462
U.S. Treasury
Intermediate Bond     323,891 shares         1,718,708  1,677,754
Fund
International Stock   225,115 shares         2,772,518  3,106,586
Fund
Spectrum Income Fund  382,280 shares         4,166,216  4,281,539
Equity Income Fund    808,732 shares         14,473,27  18,228,82
                                             3          9
Spectrum Growth Fund  503,628 shares         6,418,140  7,619,897
Stable Value Fund     44,612 shares          44,612     44,612
New Horizons Fund     15,115 shares          352,434    329,058
Mid Cap Growth Fund   24,830 shares          589,564    606,600
                                              $45,044,927$50,404,
                                                        337

Participant Loans     $2,001,985
                       principal balance;
                       interest rates         $2,001,985$2,001,9
                       from 7% to 10.0%;                85
                       maturities to
                       12/23/01

Total Investments                             $55,136,813$58,155,
                                                        483


                      Crown Central Employees Savings Plan

                  Item 27d--Schedule of Reportable Transactions

                          Year ended December 31, 1996



                                                      Current
                                                       Value
 Identity                     Purcha           Cost     of      Net
 of Party    Description of     se    Sellin    of     Asset    Gain
 Involved        Assets       Price     g     Asset     on       or
                                      Price    Sold   Transac  (Loss)
                                                       tion
                                                       Date

Category (iii)--series of securities transactions in excess of 5% of plan assets

T. Rowe     Spectrum Growth   $2,177          $       $2,177,911 -$
Price*       Fund             ,911            2,177,           -
                                              911
T. Rowe     Spectrum Growth           $1,223,2011,072,  1,223,2  150,88
Price*       Fund                             316     01       5

T. Rowe     Equity Income     4,420,          4,420,  4,420,9  -
Price*       Fund             902             902     02
T. Rowe     Equity Income             2,403,  2,084,  2,403,3  319,25
Price*       Fund                     375     119     75       6

T. Rowe     U.S. Treasury     3,371,          3,371,  3,371,8  -
Price*       Money Fund       809             809     09
T. Rowe     U.S. Treasury             4,491,  4,491,  4,491,7  -
Price*       Money Fund               727     727     27



*  Party in interest as defined by ERISA.

There were no category (i), (ii) or (iv) reportable transactions during 1996.

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-53457) pertaining to the 1994 Long Term Incentive Plan and Employees Savings Plan and the Registration Statement (Form S-8 No. 33-57847) pertaining to the Employees Supplemental Savings Plan of Crown Central Petroleum Corporation and Subsidiaries of our report dated June 10, 1997, with respect to the financial statements and schedules of the Crown Central Employees Savings Plan, included in this Form 10-K/A, amending Crown Central Petroleum Corporation and Subsidiaries Annual Report (Form 10-K) for the year ended December 31, 1996.

                              (s) Ernst & Young LLP


Baltimore, Maryland
June 22, 1997